UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1st, 2020

(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, OH	43235
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment, Inc. and its subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)       Resignation of Assurance Dimensions, Inc.

(i)       Effective August 1st, 2020, Assurance Dimensions, Inc. (“ADI”), resigned as our independent registered public accounting firm.  The resignation was solely due to ADI’s lack of expertise in being able to value the Company’s minority investment in a limited liability company, which owns certain fracking rights to a large parcel of land in Wisconsin.

(ii)       ADI’s report on the Company’s financial statements for the year ended December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth herein. ADI’s report on the Company’s financial statements for the year ended December 31, 2019 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

(iii)       During the one-year period ended December 31, 2019 through the date of filing of this report, (a) there have been no disagreements with ADI, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of ADI, would have caused ADI to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv)       ADI has provided us with a letter addressed to the Securities and Exchange Commission stating it agrees with the statements in part (a) of Item 4.01 of this Form 8-K.  A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b)       Engagement of Turner, Stone & Company, L.L.P.

(i)       Effective August 1st, 2020, Alpha engaged Turner, Stone & Company, L.L.P. (“Turner Stone”) as our independent public registered accounting firm. The engagement of Turner Stone was approved by unanimous written consent of the Company’s board of directors on August 1st, 2020.

(ii)       During the two most recent fiscal years and through the engagement date, we did not consult with Turner Stone regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No	Description

16.1	Letter from Assurance Dimensions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2020	ALPHA INVESTMENT, INC.

	By:	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer

2